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Exhibit 13

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Brasil Telecom Participações S.A. (the “Company”), does hereby certify, to such officer’s knowledge, that:

     The annual report on Form 20-F for the fiscal year ended December 31, 2007 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the company.

Dated: March 10, 2008	By:	/s/ Ricardo Knoepfelmacher

Name: Ricardo Knoepfelmacher
Title: Chief Executive Officer

Dated: March 10, 2008	By:	/s/ Paulo Narcélio Simões Amaral

Name: Paulo Narcélio Simões Amaral
Title: Financial Executive Officer